THE MUNDER LIFESTYLE FUNDS
                               480 Pierce Street
                          Birmingham, Michigan 48009
                           Telephone (800) 438-5789

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), provides supplementary information pertaining to the Class A, Class B, and Class Y shares representing interests in the Munder All-Season Maintenance Fund (the "Maintenance Fund"), the Munder All-Season Development Fund (the "Development Fund"), and the Munder All-Season Accumulation Fund (the "Accumulation Fund") (each a "Fund," collectively the "Funds"). The Funds are three diversified series of shares issued by The Munder Funds, Inc. (the "Company"), an open-end management investment company. This Statement of Additional Information relates only to the Funds, which are referred to as The Munder Lifestyle Funds. Each Fund seeks its investment objective by investing in a portfolio of mutual funds (the "Underlying Funds") offered by the Company, The Munder Framlington Funds Trust ("Framlington"), and The Munder Funds Trust (the "Trust"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Funds' Prospectus dated March 12, 1997. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling (800) 438-5789. This Statement of Additional Information is dated March 12, 1997.

Shares of the Funds and the Underlying Funds are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Funds involves investment risks, including the possible loss of principal.

                               TABLE OF CONTENTS

GENERAL.....................................................................  3

INVESTMENT OBJECTIVES AND POLICIES..........................................  3

FUND INVESTMENTS............................................................ 20

INVESTMENT LIMITATIONS...................................................... 40

DIRECTORS AND OFFICERS...................................................... 42

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS.......................... 47

PORTFOLIO TRANSACTIONS...................................................... 54

PURCHASE AND REDEMPTION INFORMATION......................................... 56

NET ASSET VALUE............................................................. 58

PERFORMANCE INFORMATION..................................................... 59

TAXES....................................................................... 61

ADDITIONAL INFORMATION CONCERNING SHARES.................................... 65

MISCELLANEOUS............................................................... 66

REGISTRATION STATEMENT...................................................... 68

APPENDIX A.................................................................. 69

APPENDIX B.................................................................. 72

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                                    GENERAL

     The Company was organized as a Maryland corporation on November 18, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Funds operate as three diversified series of shares issued by the Company. The Company's principal office is located at 480 Pierce Street, Birmingham, Michigan 48009 and its telephone number is (800) 438-5789.

     As stated in the Prospectus, the investment advisor of each Fund, and each of the Underlying Funds, is Munder Capital Management (the "Advisor"). The principal partners of the Advisor are Old MCM, Inc., Munder Group LLC, Woodbridge Capital Management, Inc. and WAM Holdings, Inc. ("WAM"). Mr. Lee P. Munder, the Advisor's Chief Executive Officer, indirectly owns or controls a majority of the partnership interests of the Advisor. Framlington Overseas Investment Management Limited serves as sub-advisor ("Sub-Advisor") to the Framlington International Growth Fund, the Framlington Emerging Markets Fund, and the Framlington Healthcare Fund (collectively, the "Framlington Funds"), which are three series of Framlington. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

     Assets of the Funds will be allocated among the Underlying Funds within the ranges set forth in the Prospectus. In addition, each Fund may hold cash, and may invest cash balances in repurchase agreements and other money market instruments in an amount to meet redemptions or for day-to-day operating expenses.

                      INVESTMENT OBJECTIVES AND POLICIES

     The Maintenance Fund's primary investment objective is to provide shareholders with current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by concentrating its investments in Underlying Funds that invest primarily in fixed income securities.

     The Development Fund's investment objective is to provide shareholders with high total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by concentrating its investments in Underlying Funds that invest primarily in equity securities and fixed income securities.

     The Accumulation Fund's investment objective is to provide shareholders with long-term capital appreciation. The Fund seeks its objective by concentrating its investments in Underlying Funds that invest primarily in equity securities.

     The following is a description of the investment objectives and policies of the Underlying Funds.

EQUITY FUNDS

Accelerating Growth Fund

     The investment objective of the Accelerating Growth Fund is to provide long-term capital appreciation, with income a secondary consideration. The Fund seeks to achieve its objective by investing primarily in equity securities and instruments convertible or exchangeable into equity securities. The Fund's investment portfolio will consist primarily of the stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and a stable balance sheet.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Equity Selection Fund

     The investment objective of the Equity Selection Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity securities that a dedicated research team believes to be of high quality and that, as determined through both fundamental and technical analysis, are undervalued compared to equity securities of other companies in the same industry. The Fund generally will invest in issuers that have market capitalizations of at least $3 billion at the time of purchase. The Fund will be diversified by industry with proportionate weightings approximately the same as those of the Standard & Poor's Composite Stock Price 500 Index (the "S&P 500").

     The Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Growth & Income Fund

     The investment objective of the Growth & Income Fund is to provide capital appreciation and current income by investing primarily in dividend-paying equity securities. The Fund is designed for investors seeking current income and capital appreciation through the equity markets. The Fund will seek to achieve its objectives principally by investing in a broadly diversified portfolio of dividend-paying stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. In general, the Advisor selects large, well-known companies that it believes have above-average and secure dividends. The Fund will seek to produce a current yield greater than the S&P 500.

     The Fund's investment philosophy is founded on the Advisor's belief that over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Advisor believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

     To achieve its objective, the Fund will invest under normal circumstances at least 65% of its assets in income-producing common stocks and convertible preferred stocks. The Fund also may invest in convertible bonds which are debt securities convertible into or ultimately exchangeable for common stock. The Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by Standard & Poor's Ratings Service ("S&P"), a division of McGraw-Hill Companies, Inc., or Moody's Investor Services, Inc. ("Moody's"). In addition to investing in common stocks and convertible securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of these and other investment practices of the Fund, including investments in warrants, foreign securities and in stock index futures and options.

International Equity Fund

     The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in the equity securities of foreign issuers. These securities will be held directly or in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. The Fund will emphasize companies with a market capitalization of at least $100 million. In selecting issuers, the Advisor may consider, among other factors, the location of the issuer, its competitive stature, the issuer's past record and future prospects for growth, and the marketability of its securities.

     On a continuing basis, but at least quarterly, the Advisor creates a list of securities eligible for purchase by the Fund. The Advisor then calculates the adjusted market capitalization of all the equity securities, ADRs and EDRs considered to be eligible for purchase. Market capitalization for equity securities is calculated by multiplying the market price of the security by the number of shares outstanding, adjusted for control blocks. A control block is defined as a block of securities owned by another corporation. The primary sources of information regarding the existence and size of control blocks are the S&P Stock reports and the Morgan Stanley Capital International Perspective. Control blocks will be updated each time the eligible list of securities is created or a company is added to the eligible universe.

     Following calculation of the adjusted market capitalization, the list of eligible securities is then sorted in descending order of adjusted market capitalization. Securities with market capitalizations greater than $100 million are considered for purchase by the Fund. On a regular basis, securities will be added to the eligible universe as new ADR and EDR facilities and exchange listings occur, subject to meeting other eligibility requirements. Each time the list of eligible securities is created, any security held by the Fund that does not appear on the updated eligibility list will be sold as soon as practicable.

     Equity securities on the eligible securities list are continuously evaluated on the basis of total return in relation to their respective local, regional and global markets. From the list of eligible securities a portfolio is constructed that is composed of two major sections. The first section is designed to provide broad coverage of international markets. Securities representation generally covers all major markets and industry sectors. The second section is designed to complement the first section by increasing exposure to securities that are expected to outperform their markets and industry sectors on a relative basis. The blending of the two sections is designed to provide an international portfolio that provides a broad market exposure to stock markets and has the capability to enhance the value of the portfolio by adjusting allocations to stocks that are expected to outperform their respective markets on a relative basis.

     The Fund will increase its exposure to the second section when the Advisor identifies securities that are expected to outperform their markets and the Fund will conversely increase its exposure to the first section when the Advisor believes a broader market exposure is required. When the Advisor believes broader market exposure will benefit the Fund, the Fund may allocate up to 80% of its assets for investment in the first section securities. When the Advisor identifies strong potential for specific securities to outperform their relative benchmarks, the Fund may invest up to 50% of its total assets in the second section securities.

     The Advisor will determine the second section allocation by examining the relationship each security has with the economic environment of its respective industry, country market and geographic region. A stock's economic environment is analyzed by identifying relevant key economic factor relationships with each stock, sector and market and then determining the level of influence the factors have in influencing the stock price.

     The Fund may invest in the securities of issuers located in countries which include, but are not limited to, the following: Argentina, Australia, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia,

Mexico, The Netherlands, New Zealand, Norway, Peru, The Philippines, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Turkey and The United Kingdom. It is expected that these securities will be traded in the principal trading market in such countries.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries. In addition to investing in stocks, the Fund may, for the purpose of hedging its portfolio, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. The Fund may also invest in convertible securities, stock index futures, and, to a limited extent, warrants. The Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS--Foreign Securities" in the Prospectus and "FUND INVESTMENTS-- Foreign Securities" in this Statement of Additional Information.

Micro-Cap Equity Fund

     The investment objective of the Micro-Cap Equity Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of micro-cap companies that generally have a market capitalization of $200 million or less at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

     The Advisor will generally favor companies that it believes offer attractive opportunities due to the inefficiencies of the micro-cap market and that the Advisor believes, through internal research, will have the ability to grow significantly over the next several years. The Fund will typically invest in small-sized, emerging growth companies that are positioned to benefit from changes in technologies, regulations and/or secular trends. These companies may still be in the developmental stage and may have limited product lines.

     The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since smaller capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

     Smaller capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. No more than 25% of the assets of the Fund will be invested in one industry group. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Mid-Cap Growth Fund

     The investment objective of the Mid-Cap Growth Fund is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have market capitalizations between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

     The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 10,000 companies for each of the last three years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Once determined to be attractive values, those securities exhibiting relative price momentum to the Standard & Poor's Mid-Cap Index generally will be favored by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

     The Fund invests substantially all, and at least 65%, of its total assets in equity securities of companies with market capitalizations that range between $100 million and $5 billion. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants.

     The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

Multi-Season Growth Fund

     The investment objective of the Multi-Season Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

     The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 5,500 companies for each of the last five years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Historically, the median valuation of the portfolios managed by the Advisor has been no more than a moderate premium to that of the S&P 500. Once determined to be attractive values, those securities exhibiting the strongest relative price momentum to the S&P 500 normally will be chosen by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

     The Fund invests substantially all, and at least 65%, of its assets in equity securities. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants. No more than 25% of the assets of the Fund will be invested in one industry group. In addition, the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund may also invest up to 20% of the value of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries.

     The Fund may invest in short-term money market instruments. Under normal market conditions, short-term money market instruments could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market instruments for temporary defensive purposes.

     The Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares.

Real Estate Equity Investment Fund

     The Real Estate Equity Investment Fund's investment objectives are to provide shareholders with capital appreciation and current income. It seeks to achieve these objectives by investing primarily in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not invest directly in real estate.

     Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers, home builders or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will invest in real estate investment trusts only if they are traded on major U.S. exchanges or NASDAQ. The Fund will not invest more than 15% of its total assets in equity real estate investment trusts, excluding self-managed and/or self-administered trusts. The specific risks of investing in real estate industry companies are summarized under "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information.

     The Fund may also invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest more than 25% of its total assets in the real estate and real estate related industries. In addition to these securities, the Fund may invest up to 35% of its total assets in securities of companies outside the real estate and real estate related industries believed by the Advisor to be undervalued and to have capital appreciation potential. Moreover, consistent with its objective of current income, the Fund may invest in nonconvertible debt securities of companies outside the real estate and real estate related industries. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than Baa by Moody's or BBB by S&P or if not so rated, believed by the Advisor to be of comparable quality). From time to time, the Fund may invest up to 5% of its total assets in securities rated below investment grade and in unrated debt securities of issuers which are secured by real estate assets where the Advisor believes that the securities are trading at a discount and that the underlying collateral is sufficient to ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

     The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

     The Fund's investment objective is fundamental and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares. Unless otherwise noted, all other investment policies of the Fund are non-fundamental and may be changed by the Board of Directors without shareholder approval.

Small-Cap Value Fund

     The investment objective of the Small-Cap Value Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of small-cap companies that generally have a market capitalization below $750 million at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

     The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

     Securities may become undervalued generally because they are temporarily overlooked or out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors.

     The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

     Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the Russell 2000 Index of small stocks. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market. No more than 25% of the assets of the Fund will be invested in one industry group.

     It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depositary receipts.

     In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Small Company Growth Fund

     The investment objective of the Small Company Growth Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

     Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The market capitalization of the issuers of securities purchased by the Fund will be below $750 million at the time of purchase. In managing the Fund, the Advisor seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

     The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

     Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in small company equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

Value Fund

     The primary investment objective of the Value Fund is to provide long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate to large market capitalizations or capitalizations which exceed $750 million. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase.

     Securities may become undervalued generally because they are temporarily out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors. Generally, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the S&P 500. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market.

     It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depositary receipts. The Value Fund may also invest in short-term money market instruments.

     The Fund will limit its purchase of convertible debt securities that, at the time of purchase, are rated below investment grade by S&P or Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Advisor, to 5% of the value of the Fund's total assets. For more detailed information with respect to such securities and the risks associated with such investments see "FUND INVESTMENTS--Lower Rated Debt Securities" in this Statement of Additional Information.

Framlington International Growth Fund

     The investment objective of the Framlington International Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve its objective through worldwide investment in equity securities of companies which, in the opinion of the Sub-Advisor, show above-average profitability, management quality and growth.

     The Fund may invest in the securities of issuers located in countries which include, but are not limited to, the following: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru, The Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and The United Kingdom.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries.

     The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Sub-Advisor, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet redemptions or for day-to-day operating purposes.

     When the Sub-Advisor believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information.

Framlington Emerging Markets Fund

     The investment objective of the Framlington Emerging Markets Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective through investing primarily in equity securities (as defined below) of issuers in emerging market countries. The Fund considers countries having emerging markets to be all countries that are generally considered to be emerging or developing countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the

International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as emerging. Currently, the countries not in this category include Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Iceland, Luxembourg and Switzerland. A company will be deemed to be in an emerging market country if (i) the company is organized under the laws of, and has a principal office in, an emerging market country; (ii) the principal trading market for the company's equity securities is in an emerging market country; or (iii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in an emerging market country, or has at least 50% of its assets situated in an emerging market country. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in emerging market countries. Determinations as to eligibility will be made by the Sub-Advisor based on publicly available information and inquiries made to the companies.

     The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Sub-Advisor, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet redemptions or for day-to-day operating purposes.

     When the Sub-Advisor believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information

Framlington Healthcare Fund

     The investment objective of the Framlington Healthcare Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective through investment in companies providing healthcare and medical services and products worldwide. The Fund will invest in producers of pharmaceuticals, biotechnology firms, medical device and instrument manufacturers, distributors of healthcare products, care providers and managers and other healthcare services companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in healthcare companies as described above. The Sub-Advisor considers healthcare companies to include companies in which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.

     The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Sub-Advisor, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet redemptions or for day-to-day operating purposes.

     When the Sub-Advisor believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information.

NetNet Fund

     The investment objective of the NetNet Fund is to provide shareholders with long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in companies engaged in Internet and Intranet related businesses. Income is not a primary consideration in the selection of investments.

     Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet and Intranet related businesses. Equity securities include common stock, preferred stock and securities convertible into common stock. The specific risks of investing in Internet-related securities are summarized under "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus.

     The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

     The Fund's investment objective and all other investment policies, unless otherwise noted, are non-fundamental and may be changed by the Company's Board of Directors without shareholder approval.

     The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. The Advisor believes that the Internet and the Intranet are together the emerging frontier interlinking computers, telecommunications and broadcast. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies engaged in these efforts are the central focus of the Fund. Internet and Intranet related businesses include companies engaged in the research, design, development, manufacturing or distribution of servers, routers, search engines, bridges and switches, browsers, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing for use on the Internet/Intranet.

     The value of Fund shares may be susceptible to factors affecting the industries described above. These industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of these industries. In addition, because of its narrow industry focus, the Fund's performance is closely tied to, and affected by, these industries. Companies in an industry are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions.

     Finally, competitive pressures and changing demand may have a significant effect on the financial condition of companies in these industries. Such companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence.

     Although securities of large and well-established companies in the information technology industries will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may, therefore, expose shareholders of the Fund to above-average risk.

FIXED INCOME FUNDS

Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund

     The investment objective of the Bond Fund is to provide a high level of current income and, secondarily, capital appreciation. The Bond Fund's dollar-weighted average maturity will generally be between six and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. The investment objective of the Intermediate Bond Fund is to provide a competitive rate of return which over time exceeds the rate of inflation and the return provided by money market instruments. The Intermediate Bond Fund's dollar-weighted average maturity will generally be between three and eight years and will be adjusted by the Advisor according to market conditions. The investment objective of the U.S. Government Income Fund is to provide high current income. Under normal market conditions, the U.S. Government Income Fund's dollar-weighted average maturity will be between six and fifteen years, and will be adjusted by the Advisor according to market conditions.

     Each of the Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund invests substantially all of its assets in debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities and various mortgage-related securities. These Funds may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Bond Fund and the Intermediate Bond Fund described below, the securities described in this paragraph are considered "bonds."

     Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Bond Funds may invest without limitation in short-term U.S. Government Obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

     The Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund may also invest in futures contracts and options and enter into interest rate swap transactions. See "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information for a discussion of the risks associated with the use of derivative instruments. During normal market conditions at least 65% of each of the Bond Fund's and the Intermediate Bond Fund's total assets will be invested in bonds. During normal market conditions at least 65% of the U.S. Government Income Fund's total assets will be invested in U.S. Government Obligations. A further description of the types of obligations and the various investment techniques used by the Bond Funds is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

International Bond Fund

     The investment objective of the International Bond Fund is to realize a competitive total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign debt obligations. As an international fund, the Fund may invest in securities of any issuer and in any currency. Under normal market conditions, at least 65% of the Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% limitation with respect to the Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds." There can be no assurance that the Fund will achieve its investment objective. Purchasing shares of the Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

     The Fund's dollar-weighted average maturity will generally be between three and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Fund may invest without limitation in short-term U.S. Government obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. The Fund may also invest in futures contracts and options and enter into interest rate swap transactions. A further description of the types of obligations and the various investment techniques used by the Fund, including a description of the risks associated with the use of derivative instruments, is provided below under "INVESTMENT

TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information

MONEY MARKET FUNDS

Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund

     The investment objective of both the Cash Investment Fund and U.S. Treasury Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The investment objective of the Money Market Fund is to provide current income consistent with the preservation of capital and liquidity. Each Fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In pursuing their respective investment objectives, the Cash Investment Fund and Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as bank, commercial and other obligations (including Federal, state and local government obligations), that are available in the money markets. The securities in which the Cash Investment Fund and Money Market Fund may invest are described under "INVESTMENT TECHNIQUES AND RISK FACTORS" in the Prospectus and "FUND INVESTMENTS" in this Statement of Additional Information. The U.S. Treasury Money Market Fund seeks to achieve its objective by investing solely in short-term bonds, bills and notes issued by the U.S. Treasury (including "stripped" securities as described under "Portfolio Instruments and Practices and Associated Risk Factors"), and in repurchase agreements relating to such obligations. Each fund maintains an average dollar-weighted portfolio maturity of 90 days or less.

     Securities acquired by the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund will be "Eligible Securities" as defined by the SEC. Eligible Securities consist of securities that are determined by the Advisor, under guidelines established by the Boards of Trustees/Directors, to present minimal credit risks. Appendix A to the Statement of Additional Information includes a description of applicable ratings.

     Assets of the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund will be invested solely in U.S. dollar-denominated debt securities with remaining maturities of 397 days or less as defined by the SEC (although securities subject to repurchase agreements, variable and floating rate securities and certain other securities may bear longer maturities), and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

     Although the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund expect under normal market conditions to be as fully invested as possible, each Fund may hold uninvested cash pending investment of late payments for purchase orders (or other payments) or during temporary defensive periods. Uninvested cash will not earn income. In general, investments in the Funds will not earn as high a level of current income as longer-term or lower-quality securities. Such securities, however, generally have less liquidity, greater market risk and more fluctuation in market value.

                               FUND INVESTMENTS

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Underlying Funds. With the exception of Munder Multi-Season Growth Fund and Munder Real Estate Equity Investment Fund, each Underlying Fund's investment objective is a non-fundamental policy and may be changed without authorization of the holders of a majority of such Underlying Fund's outstanding shares. A description of applicable credit ratings is set forth in Appendix A hereto. For purposes of this Statement of Additional Information, the Munder Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund (the "Mid-Cap Fund"), Multi-Season Growth Fund (the "Multi-Season Fund"), Real Estate Equity Investment Fund (the "Real Estate Fund"), Small-Cap Value Fund, Small Company Growth Fund, Value Fund, the Framlington Funds and the NetNet Fund are referred to as the "Equity Funds." The Munder Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund are referred to as the "Fixed Income Funds." The Munder Cash Investment Fund, Money Market Fund, and U.S. Treasury Money Market Fund are referred to as the "Money Market Funds." If you require more detailed information about an Underlying Fund, please call the Distributor at (800) 438-5789 to obtain the complete prospectus and statement of additional information for that fund.

     Borrowing. The Underlying Funds are authorized to borrow money in amounts up to 5% of the value of their total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Underlying Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Underlying Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Underlying Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Underlying Funds may, in connection with permissible borrowings, transfer as collateral, securities owned by the funds.

     Additionally, each Underlying Fund (except the Multi-Season Fund and Money Market Fund) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by an Underlying Fund may decline below the repurchase price. An Underlying Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, an Underlying Fund will maintain in a segregated account, cash, U.S. Government securities or other liquid portfolio securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Foreign Securities. Each Equity Fund (except the Real Estate Fund), each Fixed Income Fund, and the Cash Investment Fund may invest in the securities of foreign issuers. The Mid-Cap Fund and the Multi-Season Fund typically will only purchase foreign securities which are represented by ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer.

     Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

     Under normal market conditions, at least 65% of the International Bond Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The International Bond Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit, which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% limitation with respect to the International Bond Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds."

     Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict an Underlying Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, an Underlying Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     The Advisor (Sub-Advisor with respect to the Framlington Funds) endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when an Underlying Fund changes investments from one country to another or when proceeds of the sale of fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent an Underlying Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of an Underlying Fund are uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registrations and/or approval in some emerging market countries. An Underlying Fund could be adversely affected by delays in or a refusal to grant any required governmental registrations or approval for such repatriation.

     Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by the counties with which they trade.

     In many emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Underlying Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

     An Underlying Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within an Underlying Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     Forward Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Equity Funds (excluding the Real Estate Fund), and the Fixed Income Funds are authorized to enter into forward foreign currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow an Underlying Fund to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, an Underlying Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the Advisor (Sub-Advisor with respect to the Framlington Funds) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, an Underlying Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Underlying Fund's securities denominated in such foreign currency. Similarly, when the obligations held by an Underlying Fund create a short position in a foreign currency, the fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. An Underlying Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account consisting of cash or liquid securities equal to the amount of an Underlying Fund's assets that could be required to consummate forward contracts will be established with the Underlying Funds' Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Underlying Fund. A forward contract to sell a foreign currency is "covered" if an Underlying Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the fund to buy the same currency at a price no higher than the fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if an Underlying Fund holds a forward contract (or call option) permitting the fund to sell the same currency at a price as high as or higher than the fund's price to buy the currency.

     Futures Contracts and Related Options. The Equity and Fixed Income Funds currently expect that they may purchase and sell futures contracts on interest-bearing securities or securities or bond indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

     Interest Rate Swap Transactions. Each of the Fixed Income Funds may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to those Underlying Funds than if the Underlying Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Underlying Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Underlying Funds will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as "counterparties." Certain Federal income tax requirements may, however, limit the Underlying Funds' ability to engage in certain interest rate transactions. Gains from transaction in interest rate swaps distributed to shareholders of the Underlying Funds will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

     Each of the Underlying Funds' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Each of the Fixed Income Funds' obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, to avoid any potential leveraging of each of the Underlying Funds' portfolio.

     The Underlying Funds will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one nationally-recognized statistical rating organization ("NRSRO") or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Underlying Funds will have contractual remedies pursuant to the agreements related to the transactions.

     The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Underlying Funds would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fixed Income Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Lending of Portfolio Securities. To enhance the return on its portfolio, each of the Underlying Funds may lend securities in its portfolio (subject to a limit of 25% of each Fund's (other than the Money Market Fund's) total asset; and one-third of the Money Market Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Underlying Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that an Underlying Fund may share with the borrower some of the income received on the collateral for the loan or the fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Underlying Funds will lend securities, the Advisor (Sub-Advisor with respect to the Framlington Funds) will consider all relevant facts and circumstances. The Underlying Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor (Sub-Advisor) has determined are creditworthy under guidelines established by the Boards of Directors or Trustees, as applicable.

     Lower-Rated Debt Securities. The Growth & Income Fund may invest up to 20% of the value of its total assets and each of the Real Estate Fund and Value Fund may invest up to 5% of the value of its total assets in securities that are rated below investment grade by Standard & Poor's or Moody's. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.
Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Underlying Fund's portfolio, with a commensurate effect on the value of each of the fund's shares. Therefore, an investment in the Growth & Income, Real Estate or Value Funds should not be considered as a complete investment program and may not be appropriate for all investors.

     While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Underlying Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Underlying Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Underlying Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the funds.

     Money Market Instruments. As described in the Prospectus, the Funds and the Underlying Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds and the Underlying Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor (Sub-Advisor with respect to the Framlington Funds) deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase.

     Investments by a Fund or an Underlying Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by S&P or Moody's Investor Services, Inc. ("Moody's"). In addition, the Funds and the Underlying Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor (Sub-Advisor) at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     The Funds and the Underlying Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, an investor may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, an investor might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds and the Underlying Funds invest in variable amount master notes only when the Advisor (Sub-Advisor) deems the investment to involve minimal credit risk.

     Mortgage-Related Securities. Subject to applicable credit criteria, each Fixed Income Fund and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Municipal Obligations. The Cash Investment Fund may, when deemed appropriate by the Advisor in light of the Underlying Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund does not expect to invest more than 5% of its net assets in such municipal obligations during its current fiscal year.

     Non-Domestic Bank Obligations. Non-domestic bank obligations include Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances, which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Options. The Underlying Funds may write covered call options, buy put options, buy call options and write secured put options in an amount not exceeding 5% of their net assets. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign currencies, see Appendix B to this Statement of Additional Information.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event the relevant Underlying Fund will have incurred a loss in the transaction. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Underlying Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Underlying Fund investments. If an Underlying Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Multi-Season, Real Estate, NetNet, Framlington and International Bond Funds may write options in connection with buy-and-write transactions; that is, the Underlying Funds may purchase a security and then write a call option against that security. The exercise price of the call the Underlying Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Underlying Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The Underlying Funds (excluding the Mid-Cap, Multi-Season, Real Estate, Value, and International Bond Funds) will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if an Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if an Underlying Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if an Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian. The Mid-Cap, Multi-Season, Real Estate and Value Funds may write call options that are not covered for cross-hedging purposes. Each of the Mid-Cap, Multi-Season, Real Estate and Value Funds will limit its investment in uncovered put and call options purchased or written by the Fund to 5% of the Fund's total assets. The International Bond Fund will limit its investment in uncovered put and call options purchased or written by the Fund to 25% of the Fund's total assets. The Underlying Funds will write put options only if they are "secured" by cash or cash equivalents maintained in a segregated account by the funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Underlying Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Underlying Fund may elect to close the position or take delivery of the security at the exercise price and the fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

     Each of the Underlying Funds may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Each of the Underlying Funds may purchase call options to hedge against an increase in the price of securities that it anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the relevant Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund.

     When an Underlying Fund purchases an option, the premium paid by it is recorded as an asset of the fund. When the Underlying Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of the fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Underlying Fund expires unexercised the fund realizes a loss equal to the premium paid. If the Underlying Fund enters into a closing sale transaction on an option purchased by it, the Underlying Fund will realize a gain if the premium received by the fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Underlying Fund expires on the stipulated expiration date or if the fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Underlying Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

     There is no assurance that an Underlying Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Currency transactions, including options on currencies and currency futures, are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurring of transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     The Mid-Cap Fund and Value Fund will not purchase put or call options if aggregate premiums paid for such options would exceed 25% of the Underlying Fund's total assets. The Multi-Season Fund will not purchase put or call options if aggregate premiums paid for such options would exceed 20% of the Underlying Fund's total assets. The Real Estate Fund will not hedge more than 30% of its total assets and will not write covered call options against more than 15% of the value of the equity securities held in its portfolio. The Framlington Funds and the NetNet Fund will not write covered call options against more than 30% of the value of the equity securities held in its portfolio.

     Real Estate Securities. The Real Estate Fund may invest without limit in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity

REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Real Estate Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to real estate investment trusts under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

     Repurchase Agreements. The Funds and the Underlying Funds may agree to enter into repurchase agreements with financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Advisor (Sub-Advisor with respect to the Framlington Funds) will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in 397 days.

     The repurchase price under the repurchase agreements described in each Prospectus generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     Securities subject to repurchase agreements will be held, as applicable, by the Trust's, Framlington's or the Company's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund or Underlying Fund under the 1940 Act.

     Rights and Warrants. As stated in the Prospectus, the Equity Funds may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.
Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that an Underlying Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Each Underlying Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by an Underlying Fund in units or attached to other securities are not subject to this restriction.

     Stand-by Commitments. The Cash Investment Fund may enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Underlying Fund's option a specified municipal obligation at its amortized cost value to the fund plus accrued interest, if any. Stand-by commitments may be exercisable by an Underlying Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

     The Company expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Cash Investment Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Underlying Fund will not exceed 1/2 of 1% of the value of the Underlying Fund's total assets calculated immediately after each stand-by commitment is acquired.

     Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity and Fixed Income Funds (except the International Bond Fund) may purchase and sell stock index futures, options on stock and bond indices and options on stock index futures contracts as a hedge against movements in the equity and bond markets. The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

     If the Advisor (Sub-Advisor with respect to the Framlington Funds) expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Underlying Funds' futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor (Sub-Advisor) expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the Underlying Funds' portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Underlying Funds' position in such futures contract or put option.

     The Underlying Funds (except the International Bond Fund) may purchase and write call and put options on stock index futures contracts and each such Underlying Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Underlying Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Underlying Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Underlying Funds intend to purchase.

     In connection with transactions in stock or bond index futures, stock or bond index options and options on stock index or bond futures, such Underlying Funds will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No such Underlying Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts.

     Stripped Securities. The Fixed Income and Money Market Funds may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

     Within the past several years the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, an Underlying Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Fixed Income Funds may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by FNMA or FHLMC.

     The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

     Yields on SMBS will be extremely sensitive to the prepayment experience on the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that an Underlying Fund may not fully recover its initial investment.

     The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board of Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of an Underlying Fund's net asset value per share.

     Supranational Bank Obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

     U.S. Government Obligations. The Funds and the Underlying Funds may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

     Variable and Floating Rate Instruments. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by an Underlying Fund may have stated maturities in excess of an Underlying Fund's maturity limitation if the Underlying Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor (Sub-Advisor with respect to the Framlington Funds) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to an Underlying Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

     In determining average weighted portfolio maturity of the Underlying Funds, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Underlying Fund involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Underlying Funds, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and an Underlying Fund could suffer a loss if the issuer defaulted or during periods that an Underlying Fund is not entitled to exercise its demand rights.

     Variable and floating rate instruments held by an Underlying Fund will be subject to the fund's limitation on illiquid investments when the fund may not demand payment of the principal amount within seven days absent a reliable trading market.

     Guaranteed Investment Contracts. The Fixed Income Funds and the Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Underlying Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. An Underlying Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

     When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by an Underlying Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Underlying Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

     When an Underlying Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Underlying Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Underlying Fund's commitments. It may be expected that the market value of the Underlying Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because an Underlying Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of an Underlying Fund's total assets absent unusual market conditions.

     An Underlying Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. In these cases the Underlying Fund may realize a taxable capital gain or loss.

     When an Underlying Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Underlying Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of an Underlying Fund starting on the day the fund agrees to purchase the securities. The Underlying Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund and Underlying Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     With respect to each of the Money Market Funds, securities (other than U.S. Government securities) must be rated (generally, by at least two NRSROs) within the two highest rating categories assigned to short-term debt securities. In addition, each of the Cash Investment Fund and the Money Market Fund (a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Underlying Fund's total assets at the time of purchase, provided that the Underlying Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Boards of Trustees and Directors, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

     Other. Subsequent to its purchase by an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Underlying Fund. The Boards of Trustees and Directors, as applicable, or the Advisor (Sub-Advisor with respect to the Framlington Funds), pursuant to guidelines established by the Boards, will consider such an event in determining whether the Underlying Fund involved should continue to hold the security in accordance with the interests of the fund and applicable regulations of the SEC.

     It is possible that unregistered securities purchased by an Underlying Fund in reliance upon Rule 144A under the Securities Act of 1933, as amended, could have the effect of increasing the level of the Underlying Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous -- Shareholder Approvals").

No Fund may:

     1. Invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries); this limitation does not apply to investment by the Funds in investment companies;

     2. With respect to 75% of the Fund's assets invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued by other investment companies or securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     3. Borrow money or enter into reverse repurchase agreements except that the Funds may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4.   Issue any senior security (as defined in Section 18(f) of the 1940
          Act) except as permitted under the 1940 Act.

     5. Make loans of securities to other persons in excess of 25% of a Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

     6. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities; or

     7. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

     Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors of the Company without shareholder vote, provide that a Fund may not invest more than 15% of its net assets (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             DIRECTORS AND OFFICERS

     The trustees, directors and executive officers of the Company, and their business addresses and principal occupations during the past five years, are:

                                                     Principal Occupation
Name, Address and Age        Position with Company   During Last Five Years
---------------------        ---------------------   ----------------------

Charles W. Elliott /1/       Chairman of the Board   Senior Advisor to the President - Western
3338 Bronson Boulevard       of Directors            Michigan University since July 1995;
Kalmazoo, MI  49008                                  Executive Vice President - Administration
Age: 64                                              & Chief Financial Officer, Kellogg Company
                                                     from January 1987 through June 1995;
                                                     before that Price Waterhouse. Board of
                                                     Directors, Steelcase Financial Corporation.

John Rakolta, Jr.            Director and Vice       Chairman, Walbridge Aldinger Company
1876 Rathmor                 Chairman of the Board
Bloomfield Hills, MI  48304  of Directors
Age:  49

Thomas B. Bender             Director                Investment Advisor, Financial & Investment
7 Wood Ridge Road                                    Management Group (since April, 1991); Vice
Glen Arbor, MI  49636                                President Institutional Sales, Kidder, Peabody
Age:  63                                             & Co. (Retired April, 1991).

David J. Brophy              Director                Professor, University of Michigan; Director,
1025 Martin Place                                    River Place Financial Corp.; Trustee,
Ann Arbor, MI  48104                                 Renaissance Assets Trust.
Age:  60


----------------------

/1/  Director is an "interested person" of the Company as defined in the 1940
     Act.


Dr. Joseph E. Champagne      Director                Corporate and Executive Consultant since
319 Snell Road                                       September 1995; prior to that Chancellor,
Rochester, MI  48306                                 Lamar University from September 1994
Age:  58                                             until September 1995; before that
                                                     Consultant to Management, Lamar University;
                                                     President and Chief Executive Officer,
                                                     Crittenton Corporation, Crittenton
                                                     Development Corporation until August 1993;
                                                     before that President, Oakland University
                                                     of Rochester, MI, until August 1991;
                                                     Member, Board of Directors, Ross Operating
                                                     Valve of Troy, MI

Thomas D. Eckert             Director                President and COO, Mid-Atlantic Group of
10726 Falls Pointe Drive                             Pulte Home Corporation
Great Falls, VA  22066
Age:  49

Jack L. Otto                 Director                Retired; Director of Standard Federal Bank;
6532 W. Beech Tree Road                              Executive Director, McGregor Fund (a
Glen Arbor, MI  49636                                private philanthropic foundation) 1981-1985;
Age:  70                                             Managing Partner, Detroit office of
                                                     Ernst & Young, until 1981.



Arthur DeRoy Rodecker        Director                President, Rodecker & Company, Investment
4000 Town Center                                     Brokers, Inc. since November 1976; President,
Suite 101                                            RAC Advisors, Inc., Registered Investment
Southfield, MI  48075                                Advisor since February 1979; President and
Age:  69                                             Trustee, Helen L. DeRoy Foundation, a charitable
                                                     foundation; Vice President and Trustee, DeRoy
                                                     Testamentary Foundation, a charitable foundation;
                                                     Trustee, Providence Hospital Foundation.

Lee P. Munder                President               President and CEO of the Advisor; Chief Executive
480 Pierce Street                                    Officer and President of Old MCM; Chief Executive
Birmingham, MI  48009                                Officer of World Asset Management; and Director,
Age:  51                                             LPM Investment Services, Inc. ("LPM").



Terry H. Gardner             Vice President, Chief   Vice President and Chief Financial Officer of the
480 Pierce Street            Financial Officer and   Advisor and World Asset Management; Vice President
Suite 300                    Treasurer               and Chief Financial Officer of Old MCM; Audit
Birmingham, MI  48009                                Manager of Arthur Andersen & Co. (1991 to February
Age:  36                                             1993); Secretary of LPM.

Paul Tobias                  Vice President          Executive Vice President and Chief Operating
480 Pierce Street                                    Officer of the Advisor (since April 1995) and
Suite 300                                            Executive Vice President of Comerica, Inc.
Birmingham, MI  48009
Age:  45

Gerald Seizert               Vice President          Executive Vice President and  Chief Investment
480 Pierce Street                                    Officer/Equities of the Advisor (since April
Suite 300                                            1995); Managing Director (1992-1995) and Vice
Birmingham, MI  48009                                President (1984-1991) of Loomis, Sayles and
Age:  44                                             Company, L.P.

Elyse G. Essick              Vice President          Vice President and Director of Marketing for
480 Pierce Street                                    the Advisor; Vice President and Director of
Suite 300                                            Client Services of Old MCM (August 1988 to
Birmingham, MI  48009                                December 1994).
Age:  38

James C. Robinson            Vice President          Vice President and Chief Investment
480 Pierce Street                                    Officer/Fixed Income for the Advisor;
Suite 300                                            Vice President and Director of Fixed Income
Birmingham, MI  48009                                of Old MCM (1987-1994).
Age:  35

Leonard J. Barr, II          Vice President          Vice President and Director of Core Equity
480 Pierce Street                                    Research of the Advisor; Director and Senior
Suite 300                                            Vice President of Old MCM (since 1988);
Birmingham, MI  48009                                Director of LPM.
Age:  52



Ann F. Putallaz              Vice President          Vice President and Director of Fiduciary
480 Pierce Street                                    Services of the Advisor (since January 1995);
Suite 300                                            Director of Client and Marketing Services of
Birmingham, MI  48009                                Woodbridge.
Age:  51

Richard H. Rose              Assistant Treasurer     Senior Vice President, First Data Investor
First Data Investor                                  Services Group, Inc. (since May 6, 1994).
Services Group, Inc.                                 Formerly, Senior Vice President, The Boston
One Exchange Place                                   Company Advisors, Inc. since November 1989.
8th Floor
Boston, MA  02109
Age:  41

Lisa A. Rosen                Secretary, Assistant    General Counsel of the Advisor since May, 1996.
480 Pierce Street            Treasurer               Formerly, Counsel, First Data Investor Services
Suite 300                                            Group, Inc.; Assistant Vice President and
Birmingham, MI  48009                                Counsel with The Boston Company Advisors,
Age:  29                                             Inc.; Associate with Hutchins, Wheeler &
                                                     Dittmar.

Teresa M.R. Hamlin           Assistant Secretary     Counsel, First Data Investor Services Group, Inc. (Since 1995).
First Data Investor                                  Formerly, Paralegal Manager, The Boston Company Advisors, Inc.
Services Group, Inc.
One Exchange Place
8th Floor
Age:  33

Julie A. Tedesco             Assistant Secretary     Counsel, First Data Investor Services Group,
First Data Investor                                  Inc. (since May, 1994). Formerly Assistant
Services Group, Inc.                                 Vice President and Counsel of The Boston
One Exchange Place                                   Company Advisors, Inc. since July, 1992.
8th Floor
Boston, MA  02109
Age:  39


Directors of the Company and Trustees of the Trust receive an aggregate fee from the Company, the Trust, Framlington and St. Clair Funds, Inc. ("St. Clair") for service on those organizations' respective Boards of Directors and Trustees comprised of an annual retainer fee, and a fee for each Board meeting attended; and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

 The following table summarizes the compensation paid by the Trust and the Company to their respective Directors/Trustees for the fiscal year ended June 30, 1996. Neither Framlington nor St. Clair had operations during the fiscal year ended June 30, 1996.

                                              Pension
                                            Retirement
                               Aggregate     Benefits     Estimated
                             Compensation   Accrued as     Annual      Total
                               from the       Part of     Benefits    from the
                               Trust and       Fund         Upon        Fund
     Name of Position         the Company    Expenses    Retirement   Complex

Charles W. Elliott              $14,000.00  None         None         $14,000.00
Chairman

John Rakolta, Jr.               $14,000.00  None         None         $14,000.00
Vice Chairman

Thomas B. Bender                $14,000.00  None         None         $14,000.00

David J. Brophy                 $14,000.00  None         None         $14,000.00
Trustee and Director

Dr. Joseph E. Champagne         $14,000.00  None         None         $14,000.00
Trustee and Director

Thomas D. Eckert                $14,000.00  None         None         $14,000.00
Trustee and Director

Jack L. Otto                    $14,000.00  None         None         $14,000.00
Trustee and Director

Arthur DeRoy Rodecker           $14,000.00  None         None         $14,000.00
Trustee and Director


No officer, director or employee of the Advisor, Comerica Incorporated ("Comerica"), the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Company.

     The Company will not employ Rodecker & Company, Investment Brokers, Inc. to effect brokerage transactions for the Funds.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

     Investment Advisor. The Advisor of each Fund is Munder Capital Management, a Delaware general partnership. The Advisor replaced Munder Capital Management, Inc. as investment advisor to the investment portfolios of the Company on January 31, 1995, upon the closing of an agreement (the "Joint Venture Agreement") among Old MCM, Inc., Comerica, Woodbridge and WAM, pursuant to which Old MCM, Inc. contributed its investment advisory business and Comerica contributed the investment advisory businesses of its indirect subsidiaries, Woodbridge and World Asset Management, to the Advisor. The general partners of the Advisor are Woodbridge, WAM, Old MCM, and Munder Group, LLC. Woodbridge and WAM are wholly-owned subsidiaries of Comerica Bank -- Ann Arbor, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

     The Investment Advisory Agreement ("Advisory Agreement") between the Advisor and the Company on behalf of each Fund was approved by the Board of Directors of the Company on February 4, 1997 and will continue in effect until February 4, 1999, and from year to year thereafter only if its continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of each Fund, or (ii) the vote of a majority of the Board of Directors. The Advisory Agreement is terminable with respect to a Fund by vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty on 90 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     Under the terms of the Advisory Agreement, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Company's Boards of Directors. For the advisory services provided to the Funds and expenses assumed by it, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of
 .35% of each Funds' average daily net assets.

     The Advisor serves as investment advisor to each of the Underlying Funds, and for the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Underlying Fund. The Advisor expects to voluntarily reimburse expenses during the Trust's and the Company's current fiscal year with respect to the Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund. The Advisor may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion. See "MANAGEMENT--Investment Advisor" in the Prospectus for a description of the advisory fees received by the Advisor from the Underlying Funds.

     Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited provides sub-advisory services to the Framlington Funds, and receives a fee from the Advisor for such sub-advisory services. See "MANAGEMENT--Sub-Advisor" in the Prospectus for a description of the sub-advisory services and fees received by the Sub-Advisor.

     For the period July 1, 1995 to October 27, 1995, the Advisor received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of each of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund, and Small Company Growth Fund; .50% of the average daily net assets of each of the Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund; and .35% of the average daily net assets of the Cash Investment Fund and the U.S. Treasury Money Market Fund.

     For the period October 28, 1995 to June 30, 1996, the Advisor received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of each of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund, and Small Company Growth Fund; and .50% of the average daily net assets of each of the Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund; and .35% of the average daily net assets of the Cash Investment Fund and the U.S. Treasury Money Market Fund.

     For the fiscal year ended June 30, 1996 (and for the Mid-Cap Growth Fund and Value Fund for the period of commencement of operations to June 30, 1996) the Advisor received fees, after waivers, if any, at an effective rate of .75% of average daily net assets of the Multi-Season Growth Fund; .68% of average daily net assets of the Real Estate Equity Investment Fund; .73% of average daily net assets of the Value Fund; .71% of average daily net assets of the Mid-Cap Growth Fund; and .40% of average daily net assets of the Money Market Fund.

     The International Bond Fund did not commence operations until October 2, 1996; the NetNet Fund did not commence operation until August 19, 1996; the Micro-Cap Equity Fund and Small-Cap Value Fund did not commence operations until December 26, 1996; and the Framlington International Growth, Framlington Emerging Markets, and Framlington Healthcare Fund Funds did not commence operations until December 31, 1996. The Equity Selection Fund had not commenced operations as of the date of this Statement of Additional Information.

     Portfolio Managers -- The Underlying Funds. The Portfolio Managers primarily responsible for the management of the investment selections of the portfolios of the Underlying Funds, together with information as to their principal business occupations during the past five years, are shown below.

Leonard J. Barr II, CFA, Senior Vice President and Director of Research of the Advisor, has co-managed the Multi-Season Growth Fund since its inception in April, 1993. From April, 1988 to February, 1995, he was Vice President and Director of Research for MCM.

Ann J. Conrad, CFA, Vice President and Director of Specialty Equity Products of the Advisor or Woodbridge since June, 1992, has managed the Accelerating Growth Fund since the Fund's inception in December. From December, 1965 to June, 1992, she was Director of Equity Strategy for Comerica Capital Management, Inc.

Arnold Kent Douville, Senior Portfolio Manager of the Advisor, began his investment career as an associate in the Capital Markets group of the investment banking firm, Drexel Burnham Lambert. Mr. Douville joined MCM in 1989 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Douville has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Douville worked as a cost analyst for The Analytic Sciences Corporation (TASC). Mr. Douville earned his B.S. degree in economics from the United States Air Force Academy and his M.B.A. from the University of Chicago Graduate School of Business.

Edward Eberle, Value Portfolio Manager of the Advisor, has been co-manager of the Value Fund since October, 1996 and has been co-manager of the Small-Cap Value Fund since March, 1997. Prior to October 1996, Mr. Eberle acted as the primary analyst for Value Fund, assisting the manager with portfolio decisions. He is also a member of the Advisor's asset allocation team. Prior to joining the Advisor in 1995, Mr. Eberle served as Executive Vice President and Portfolio Manager for Westpointe Financial Corporation and as a member of the Board of Directors for Westpointe Capital Management and Dart Investors Bermuda Limited. Mr. Eberle received a B.A. in Finance from Michigan State University.

Sharon E. Fayolle, Vice President and Director of Money Market Trading for the Advisor or MCM, is responsible for overseeing the management of cash portfolios, money market funds and foreign currency trading since May, 1996. She has co-managed the International Bond Fund since October, 1996. Prior to joining MCM in 1996, she was employed in the investment area of Ford Motor Company as European Portfolio Manager responsible for investment and cash management for Ford's European operations (August, 1981 to April, 1996).

Michael P. Gura, CFA, Senior Portfolio Manager of the Advisor, has been co-manager of the Small Company Growth Fund since March 1997. Prior to joining the Advisor in 1995, Mr. Gura was a Vice President, Senior Equity Analyst for Woodbridge Capital Management, Inc. From 1989-1994, Mr. Gura was an investment officer at Manufacturers National Bank Trust Investment Department where he was responsible for equity research covering the retailing, apparel, specialty chemical and environmental industries. From 1986-1989, Mr. Gura served as a Financial/Tax Planning analyst for Manufacturers National Bank. Mr. Gura received an M.S. in Finance with Distinction and a B.B.A. from Walsh College, is a member of the Financial Analyst Society of Detroit and a Certified Financial Planner.

Otto Hinzmann, Jr., Vice President and Director of Equity Portfolio Management of the Advisor or MCM since January, 1987, has managed the Growth & Income Fund since February, 1995. Prior to 1987, he was Director of Equity Strategy for Comerica Bank.

Peter K. Hoglund, CFA, Portfolio Manager/Strategic Projects of the Advisor, has been manager of the Real Estate Equity Investment Fund since October, 1996. Prior to being appointed as manager, Mr. Hoglund acted as the primary analyst for this Fund, assisting the former manager with portfolio decisions. Prior to joining MCM in May, 1993, Mr. Hoglund was in the Investment Banking Division of Morgan Stanley & Co., Inc. (July, 1988 to July, 1990) where he was a financial analyst. Mr. Hoglund received both his B.A. and M.B.A. from the University of Michigan and is a Chartered Financial Analyst.

Todd B. Johnson, Chief Investment Officer of the Advisor, is currently the co-manager of the International Equity Fund (previously, from January, 1996 to October, 1996, was the portfolio manager). Mr. Johnson previously served as a portfolio manager at Woodbridge (June, 1991 to December, 1994) and Manufacturers Bank (June, 1986 to June, 1992). Mr. Johnson received a B.A. in Finance from Michigan State University and an M.B.A. from Wayne State University.

Anne K. Kennedy, Vice President and Director of Corporate Bond Trading of the Advisor or MCM, has managed the Intermediate Bond Fund since March, 1995. In addition to managing the corporate bond trading function, Ms. Kennedy is responsible for managing institutional fixed income portfolios. From June, 1987 to September, 1991, she was involved in several investment related areas for Ford Motor Company.

Simon Key, Chief Investment Officer of the Sub-Advisor, is the primary portfolio manager for the Framlington Emerging Markets Fund. Mr. Key heads the asset allocation committee of the Sub-Advisor, and is responsible for overall asset allocation strategy. Prior to joining Framlington in 1989, Mr. Key was with the Bank of England as economist and deputy head of the European team. He graduated from the University of East Anglia with a BA in economics and philosophy, and went on to complete a MSc in economics at the University of London.

Antony Milford, Head of the Specialist Desk for the Sub-Advisor, is the primary portfolio manager for the Framlington Healthcare Fund. Mr. Milford is a member of the Sub-Advisor's asset allocation committee and has been managing funds for Framlington since 1971, covering most geographic regions. Mr. Milford has managed a healthcare portfolio for the Sub-Advisor since 1989. He graduated from Oxford with a Classics degree.

Theodore Miller, Senior Portfolio Manager of the Advisor, has been co-manager of the International Equity Fund since October, 1996. Prior to being appointed co-manager, Mr. Miller acted as the primary analyst for the Fund, assisting the manager with portfolio decisions. Prior to joining the Advisor, Mr. Miller worked in Derivatives Marketing for Interacciones Global Inc (1993--1995), in Equity Sales/Trader for McDonald & Co. Securities Inc. (1991--1993) and started his career in 1986 and was a derivative and equity transaction execution specialist with various New York investment banks. Mr. Miller received his B.S. from the University of Pittsburgh and his M.B.A. from Indiana University.

Lee P. Munder, CFA, President and Chief Executive Officer of the Advisor or MCM since MCM's inception in 1985. Mr. Munder has co-managed the Multi-Season Growth Fund since its inception in April, 1993 and managed the Real Estate Equity Investment Fund since its inception to October, 1996. Mr. Munder began his investment career in 1969 as Chief Trust Investment Officer for Security Bank and Trust of Southgate, Michigan. From 1973 to 1985 he served as portfolio manager at Loomis Sayles & Co., Inc. serving in later years as Vice President and Senior Partner. In 1985, Mr. Munder left Loomis Sayles & Co., Inc. and founded MCM.

Gregory A. Prost, CFA, Senior Fixed Income Portfolio Manager of the Advisor or MCM, has co-managed the Bond Fund since May, 1995 and the International Bond Fund since October, 1996. Prior to joining MCM in 1995, he was a Vice President and Senior Fund Manager for First of America Investment Corp. (May, 1987 to May,
1995).

James C. Robinson, Vice President and Chief Investment Officer--Fixed Income of the Advisor or MCM since 1987, has co-managed the Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund since March, 1995. In his position, Mr. Robinson oversees the Advisor's fixed income strategy and manages institutional portfolios. Prior to his joining MCM in 1987, he was a Senior Fixed Income Portfolio Manager for the National Bank of Detroit Trust Investment Department.

Peter G. Root, Vice President and Director of Government Securities Trading of the Advisor, has managed the U.S. Government Income Fund since March, 1995. Mr. Root joined MCM in 1991 and as a Senior Portfolio Manager has been responsible for fixed income portfolios. From August, 1988 to February, 1991 he was an Investment Manager for Society National Bank.

Gerald Seizert, CFA, CIC, is Executive Vice President and Chief Investment Officer of all equity management of the Advisor. Mr. Seizert has co-managed the Value Fund since October, 1996 and managed the Value Fund from its inception in August, 1995 through October, 1996. Mr. Seizert has co-managed the Small-Cap Value Fund since March, 1997 and managed the Small-Cap Value Fund from its inception in December, 1996 through March, 1997. Prior to joining the Advisor in 1995, Mr. Seizert served as Director and Managing Partner of the Detroit office of Loomis, Sayles & Company, L.P. Before his 1984 affiliation with Loomis, he served as Vice President, Trust Investments for First of America Bank. Earlier, 1977-1979, Mr. Seizert served as a Credit Analyst at Bank One of Columbus, N.A. Mr. Seizert received his B.B.A. degree and an M.B.A from The University of Toledo and is a Chartered Financial Analyst and Chartered Investment Counselor.

Carl Wilk, Senior Portfolio Manager of the Advisor, has been co-manager of the Small Company Growth Fund since October, 1996. Prior to being appointed co-manager, Mr. Wilk acted as the primary analyst for the Fund assisting the manager with portfolio decisions. Prior to joining the Advisor in 1995, Mr. Wilk was a Senior Equity Research Analyst at Woodbridge. Prior responsibilities include experience as an Investment Analyst at Manufacturers Bank, N.A. from 1986 to 1992 for their core growth equity investment process. In addition, Mr. Wilk performed various financial positions in the banking and brokerage industry from 1984 to 1986. Mr. Wilk received a B.S. in Finance, M.B.A. from Wayne State University and is a Certified Financial Planner.

Jeffrey A. Wrona, CFA, Senior Portfolio Manager of the Advisor, began his investment career as a Fixed Income Research Analyst for the investment banking firm, Drexel Burnham Lambert. Mr. Wrona joined MCM in 1990 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Wrona has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Wrona worked as a product design engineer for Ford Motor Company (September, 1987 to August, 1988). Mr. Wrona earned his B.S. degree in engineering from the University of Michigan and his M.B.A. from the University of Michigan Graduate School of Business.

     Distribution Agreement. The Company has entered into a distribution agreement under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of shares of the Funds (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Boston, Massachusetts 02109.

     Distribution Services Arrangements. Each Fund has adopted a Service and Distribution Plan with respect to its Class A shares pursuant to which it uses its assets to finance activities relating to the distribution of Class A shares to investors and the provision of certain services to holders of Class A shares. Under such Plans, the Distributor is paid an annual service fee at the rate of 0.25% of the value of average daily net assets of the Class A shares of the Fund and an annual distribution fee at the rate of 0.05% of the value of average daily net assets of the Class A shares of the Fund. Each Fund has adopted a Service and Distribution Plan with respect to its Class B shares, pursuant to which it uses its assets to finance activities relating to the distribution of Class B shares to investors and the provision of certain services to the holders of Class B shares. Under such Plans, the Distributor is paid an annual service fee of 0.25% of the value of average daily net assets of the Class B shares of each Fund and an annual distribution fee at the rate of 0.75% of the value of average daily net assets of the Class B shares of each Fund.

     Under the terms of the Service and Distribution Plans (collectively, the "Plans"), each Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Board of Directors who are not interested persons of the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plans also must be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or, with respect to a Fund, by a vote of a majority of the outstanding voting securities of the relevant class of that Fund (as defined in the 1940 Act) upon not more than 30 days' written notice to any other party to the Plan. Pursuant to each Plan, the Distributor will provide the Board of Directors periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.

     The Directors have determined that the Plans will benefit the Company, each Fund, and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale;
(ii) facilitating portfolio management flexibility through cash flow into the Funds; and (iii) maintaining a competitive sales structure in the mutual fund industry.

     With respect to Class A and Class B shares of each Fund, the Distributor expects to pay sales commissions to dealers authorized to sell the Fund's Class A and Class B shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Service and Distribution Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Fund's shares to support their sales efforts.

     Administration Agreement. First Data Investor Services Group, Inc. ("First Data"), located at 53 State Street, Boston, Massachusetts 02109, serves as administrator for the Company pursuant to an administration agreement (the "Administration Agreement"). First Data has agreed to maintain office facilities for the Company; provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Company.

     The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

     Custodian and Transfer Agency Agreements. Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, MI 48226, maintains custody of the Funds' assets pursuant to a custodian agreement (the "Custody Agreement") with the Company. Under the Custody Agreement, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Boards of Directors concerning each Fund's operations. The Custodian is authorized to select one or more domestic or foreign banks or trust companies to serve as sub-custodian on behalf of the Company.

     First Data also serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company, under which First Data (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Boards of Directors concerning the operations of each Fund.

     Other Information Pertaining to Distribution, Administration, Custodian and Transfer Agency Agreements. As stated in the Prospectus, the Administrator is entitled to receive an annual fee of $30,000 per Fund and the Transfer Agent is entitled to receive an annual fee of $36,000 per Fund as compensation for their respective services. The Custodian receives a separate fee for its services. In approving the Administration Agreement and Transfer Agency Agreement, the Board of Directors did consider the services that are to be provided under the respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Company in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of each

Fund and the fact that neither the Administrator nor the Transfer Agent is affiliated with either the Company or the Advisor. The Board also considered its responsibilities under federal and state law in approving these agreements.

     Comerica Bank provides custodial services to the Funds. As compensation for its services, Comerica Bank is entitled to receive fees, based on the aggregate average daily net assets of the Funds (other than assets invested in investment portfolios advised by the Advisor) and certain other investment portfolios for which Comerica Bank provides services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, plus 0.02% of the next $500 million of net assets, and 0.01% of all net assets in excess of $600 million. Comerica Bank also receives certain transaction based fees.

                            PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Directors, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. The Funds purchase only Class Y shares of the Underlying Funds, which are sold without an initial or contingent deferred sales charge to the Funds.

     Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The portfolio turnover rate of a Fund and an Underlying Fund is calculated by dividing the lesser of such Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the fund during the year. Purchases and sales are made for each Fund and Underlying Fund whenever necessary, in management's opinion, to meet such fund's investment objective. Each Fund expects to have an annual portfolio turnover rate not exceeding 50% for its initial fiscal year. The Underlying Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     In the Advisory Agreement, the Advisor agrees to select broker-dealers in accordance with guidelines established by the Board of Directors from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Advisor, subject to the prior approval of the Company's Board of Directors, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to the Advisor, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     Investment decisions for each Fund, the Underlying Funds, and for other investment accounts managed by the Advisor (Sub-Advisor with respect to the Framlington Funds) are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund or Underlying Fund is concerned, in other cases it is believed to be beneficial to a Fund or Underlying Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund or Underlying Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

     A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

     The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940) Act or their parents held by them as of the close of their most recent fiscal year. As of June 30, 1996 the Funds held no such securities.

     Except as noted in the Prospectus and this Statement of Additional Information the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Board of Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company are allocated among all investment portfolios of the Company by or under the direction of the Board of Directors in a manner that the Board of Directors determines to be fair and equitable. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                      PURCHASE AND REDEMPTION INFORMATION

     Purchases and redemptions are discussed in the Funds' Prospectus and such information is incorporated herein by reference.

     Purchases. In addition to the methods of purchasing shares described in the Prospectus, the Funds also offer a pre-authorized checking plan by which investors may accumulate shares of the Funds regularly each month by means of automatic debits to their checking accounts. There is a $50 minimum on each automatic debit. Shareholders may choose this option by checking the appropriate part of the application form or by calling the Funds at (800) 438-5789. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Company on 30 days' written notice to the shareholder.

     Letter of Intent. Purchasers who intend to invest $100,000 or more in Class A shares of a Fund within 13 months (whether in one lump sum or in installments, the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $100, including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should complete the Letter of Intent ("LOI") section in the Application. Payment for not less than 5% of the total intended amount must accompany the executed LOI. Those shares purchased with the first 5% of the intended amount stated in the LOI will be held as "escrowed shares" for as long as the LOI remains unfulfilled. Although the escrowed shares are registered in the investor's name, his full ownership of them is conditional upon fulfillment of the LOI. No escrowed shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the escrowed shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all shares (including the escrowed shares) already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per share then in effect, unless the investor makes an earlier written request to the Funds' Distributor upon fulfilling the purchase of shares under the LOI. In addition, the aggregate value of any shares purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charge previously paid on purchases prior to the 90-day period will be made. Shares acquired through reinvestment of dividends and capital gain distributions are considered in connection with an investor's fulfillment of the LOI.

     Retirement Plans. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

Redemptions

     Systematic Withdrawals. In addition to the methods of redemption described in the Funds' Prospectus, a systematic withdrawal plan is available in which a shareholder of the Funds may elect to receive a fixed amount ($50 minimum), monthly, quarterly, semi-annually, or annually, for accounts with a value of $2,500 or more. Checks are mailed on or about the 10th of each designated month. All certified shares must be placed on deposit under the plan and dividends and capital gain distributions, if any, are automatically reinvested at net asset value for shareholders participating in the plan. If the checks received by a shareholder through the systematic withdrawal plan exceed the dividends and capital appreciation of the shareholder's account, the systematic withdrawal plan will have the effect of reducing the value of the account. Any gains and/or losses realized from redemptions through the systematic withdrawal plan are considered a taxable event by the Internal Revenue Service and must be reported on the shareholders' income tax return. Shareholders should consult with a tax advisor for information on their specific financial situations. At the time of initial investment, a shareholder may request that the check for the systematic withdrawal be sent to an address other than the address of record. The address to which the payment is mailed may be changed by submitting a written request, signed by all registered owners, with their signatures guaranteed. Shareholders may add this option after the account is already established, change the amount on an existing account by calling the Funds at (800) 438-5789. The Funds may terminate the plan on 30 days' written notice to the shareholder.

     Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

     Other Information. The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the New York Stock Exchange is closed for other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or postponement for the protection of shareholders; or (iii) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

     The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $500 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

     Exchanges. In addition to the method of exchanging shares described in the Funds' Prospectus, a shareholder exchanging at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited exchanges on the application form filed with the Transfer Agent may exchange shares by telephoning the Funds at (800) 438-5789. Telephone exchange instructions must be received by the Transfer Agent by 4:00 p.m., New York City time. The Funds, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited exchange procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

                                NET ASSET VALUE

     In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board Members.

                            PERFORMANCE INFORMATION

 Yield and Performance of the Funds

     The Funds' 30-day (or one month) standard yield described in the Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:

     YIELD =  2[( a - b  +1)/6/ -1]
                  -------
                    cd

 Where:  a =  dividends and interest earned by a Fund during the period;

         b =  expenses accrued for the period (net of reimbursements);

         c = average daily number of shares outstanding during the period entitled to receive dividends; and

         d =  maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable "a" in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

Total Return of the Funds

     Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

            T =    (ERV)/1/n / -1
                    ---
                     P

     Where: T = average annual total return;

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

           P  = hypothetical initial payment of $1,000; and

           n  = period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         (ERV) - 1
                         -----
Aggregate Total Return =   P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

     The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's

MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

                                     TAXES

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

     General. Each Fund intends to elect and qualify to be taxed separately as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. Capital gains dividends are not eligible for the dividends received deduction for corporations.

     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of such Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Funds each year.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an uncertified or incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust that he is not subject to backup withholding or that he is an "exempt recipient."

     If an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a Fund which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the Fund are deemed to have been held by the Underlying Fund, the Fund or the shareholders, as the case may be, for less than 46 days.

     Income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a Fund, the amount of foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the Fund would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A Fund, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.

     Disposition of Shares. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

     Taxation of the Underlying Funds. Each Underlying Fund intends to elect and qualify to be taxed as a regulated investment company under the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Fund generally will not pay any federal income or excise tax.

     Distributions of an Underlying Fund's investment company taxable income are taxable as ordinary income to a Fund which invests in the Underlying Fund. Distributions of the excess of an Underlying Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Fund which invests in the Underlying Fund, regardless of how long the Fund held the Underlying Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Fund of shares of an Underlying Fund, the Fund generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the holding period for the shares.

     Certain of the bonds purchased by a Fund may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund even though the Fund doesn't actually receive any cash, and therefore is subject to the distribution requirements of the Code. The amount of income earned by the Fund generally is determined on the basis of a constant yield to maturity which takes into account the semi-annual compounding of accrued interest.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such bond (unless the Fund elects for all its debt securities acquired after the first day of the first taxable year to which the election applies having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity.

Other Taxation

     The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty).

                   ADDITIONAL INFORMATION CONCERNING SHARES

     The Company is a Maryland corporation. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any unissued shares of the Company into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to the authority of the Company's Articles of Incorporation, the Directors have authorized the issuance of shares of common stock representing interests in the Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Fund, Multi-Season Fund, Real Estate Fund, Small-Cap Value Fund, Value Fund, International Bond Fund, Money Market Fund, NetNet Fund, Maintenance Fund, Development Fund and Accumulation Fund, respectively. The Munder Lifestyle Funds are offered in three separate classes: Class A, Class B and Class Y shares.

     At a board meeting on February 4, 1997, the Directors adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of each Fund. The Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of each of the Company or an individual portfolio of the Company, shareholders of a particular portfolio would be entitled to receive the assets available for distribution belonging to such portfolio, and a proportionate distribution, based upon the relative net asset values of the Company's respective portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a portfolio are entitled to participate in the net distributable assets of the particular portfolio involved on liquidation, based on the number of shares of the portfolio that are held by each shareholder.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class A Plan, and only Class B shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class B Plan. Further, shareholders of all of the funds of the Company, as well as those of any other fund now or hereafter offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to a particular portfolio.

     Shares of the Company have noncumulative voting rights and, accordingly, the holders of more than 50% of each of the Company's outstanding shares (irrespective of class) may elect all of the directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Company.

     Shareholder meetings to elect Directors will not be held unless and until such time as required by law. At that time, the Directors then in office will call a shareholders' meeting to elect Directors. Except as set forth above, the Directors will continue to hold office and may appoint successor Directors. Meetings of the shareholders of the Company shall be called by the Directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

                                 MISCELLANEOUS

     Counsel. The law firm of Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Company.

     Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Company's independent auditors.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. The Advisor and the Custodian are subject to such banking laws and regulations.

     The Advisor and the Custodian believe they may perform the services for the Company contemplated by their respective agreements with the Company without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent these companies from continuing to perform such service for the Company.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Company, the Company might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any change in the Company's method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder of a Fund.

     Shareholder Approvals. As used in this Statement of Additional Information in the Prospectus, a "majority of the outstanding shares" of a Fund or investment portfolio means the lesser of (a) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund or portfolio.

                            REGISTRATION STATEMENT

     This Statement of Additional Information and the Funds' Prospectuses do not contain all the information included in the Funds' registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Funds' Prospectuses as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds' registration statement, each such statement being qualified in all respects by such reference.

APPENDIX A
----------

- Rated Investments -

Corporate Bonds
---------------

Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

     "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

     "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     "AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

     "A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB", "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper
----------------

     The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

APPENDIX A
----------

- Rated Investments -

Commercial Paper
----------------

     Rated commercial paper purchased by a Fund or an Underlying Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's or Underlying Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

     Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

     S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+".

APPENDIX B

     As stated in the Prospectus, the Underlying Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

    Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

    The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

    Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or at near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

    Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

    Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

    A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

    Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The adviser wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

    In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

    The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

    If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

    Example of Futures Contract Purchase. The Funds would engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

    For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 91/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

    The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

    If, however, short-term rates remained above available long-term rated, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  Index Futures Contracts
     -----------------------

    General. A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexed, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

     Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

ANTICIPATORY PURCHASE HEDGE: Buy the Future
Hedge Objective:  Protect Against Increasing Price

Portfolio Futures
-----------------

                                           -Day Hedge is Placed-
Anticipate buying $62,500 in Equity        Buying 1 Index Futures at 125
 Securities                                Value of Futures = $62,500/Contract


                                           -Day Hedge is Lifted-
Buy Equity Securities with Actual Cost     Sell 1 Index Futures at 130
 = $65,000                                 Value of Futures = $65,000/Contract
Increase in Purchase Price = $2,500        Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO:  Sell the Future
Hedge Objective:  Protect Against Declining
Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract - 125 X $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

Portfolio Futures

                                          -Day Hedge is Placed-
Anticipate Selling $1,000,000 in Equity   Sell 16 Index Futures at 125
 Securities                               Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-
Equity Securities - Own Stock             Buy 16 Index Futures at 120
  with Value = $960,000                   Value of Futures = $960,000
Loss in Portfolio Value = $40,000         Gain on Futures = $40,000

III. Margin Payments

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts
     ------------------------------------------

     There are several risks in connection with the use of futures by the Underlying Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Funds will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when they may be disadvantageous to do so.

V.   Options on Futures Contracts
     ----------------------------

     The Underlying Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of, the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.  Currency Transactions
     ---------------------

     The Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the Statement of Additional Information. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in shillings and the Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements. Under such requirements, the Fund will segregate liquid, high grade assets with the custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

VII.  Other Matters
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      Accounting for futures contracts will be in accordance with generally accepted accounting principles.